UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 5, 2015

UDR, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 7, 2015, UDR, Inc. (the "Company") filed a current report on Form 8-K (the "Original 8-K") in connection with the Company's acquisition of communities from Home Properties, L.P., a New York limited partnership. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Real Estate Communities Acquired

Report of Independent Auditors	4
Combined Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2015 (unaudited) and the year ended December 31, 2014	5
Notes to Combined Statements of Revenues and Certain Operating Expenses	6
(b) Unaudited Pro Forma Financial Information

Introduction to the Pro Forma Financial Information	8
Pro Forma Consolidated Balance Sheet as of September 30, 2015 (unaudited)	9
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015 (unaudited)	11
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)	12
Notes to the Pro Forma Consolidated Financial Statements (unaudited)	13
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UDR, Inc.

December 17, 2015	By:	/s/ Thomas M. Herzog
Name: Thomas M. Herzog
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Auditors

Report of Independent Auditors

The Board of Directors and Stockholders of UDR, Inc.

We have audited the accompanying combined statement of revenues and certain operating expenses of the Acquired Communities for the year ended December 31, 2014, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the combined statement of revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement of revenues and certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenues and certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Acquired Communities for the year ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Acquired Communities’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Denver, Colorado
December 17, 2015

ACQUIRED COMMUNITIES
COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended September 30, 2015	Year Ended December 31, 2014
	(unaudited)
REVENUES:
Rental income	$47,926	$58,699

CERTAIN OPERATING EXPENSES:
Personnel	3,768	4,742
Utilities	2,492	3,560
Repairs and maintenance	2,585	3,214
Real estate taxes and insurance	6,073	7,588
Administrative and marketing	1,319	1,817
Total certain operating expenses	16,237	20,921

Revenues in excess of operating expenses	$31,689	$37,778

See accompanying notes to combined statement of revenue and operating expenses.

ACQUIRED COMMUNITIES
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.	BUSINESS AND ORGANIZATION

From October 6-8, 2015, UDR, Inc. (the "Company") completed the acquisition of six communities (the "Acquired Communities") from Home Properties, L.P., a New York limited partnership (“Home OP”). Home OP is not a related party of the Company. Of the six properties acquired, four properties were acquired through the newly created UDR Lighthouse DownREIT L.P. (the “DownREIT Partnership”), one property was acquired by United Dominion Realty, L.P., the operating partnership of the Company (the "Operating Partnership"), through a reverse Section 1031 exchange and one property was acquired by the Company through a reverse Section 1031 exchange, as reflected in the following table:

Community	Location	Number of Apartment Homes
Eleven55 Ripley(1)	Silver Spring, MD	379
Arbor Park of Alexandria(1)	Alexandria, VA	851
Newport Village(1)	Alexandria, VA	937
The Courts at Dulles(1)	Herndon, VA	411
1200 East West(2)	Silver Spring, MD	247
Courts at Huntington Station(3)	Alexandria, VA	421

(1) Acquired through the DownREIT Partnership.
(2) Acquired by the Company through a reverse Section 1031 exchange.
(3) Acquired by the Operating Partnership through a reverse Section 1031 exchange.

2.	BASIS OF PRESENTATION

The accompanying combined statements of revenues and certain operating expenses include the operations of the Acquired Communities and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements of revenues and certain operating expenses are not representative of the actual operations for the periods presented; certain expenses such as depreciation, amortization, management fees, interest expense, interest income and amortization of above- and below-market leases, which are not directly attributable to the revenues and expenses expected to be incurred in the future operations of the Acquired Communities, have been excluded. All significant intercompany accounts and transactions have been eliminated in combination. The combined statements of revenues and certain operating expenses have been prepared on the accrual basis of accounting.

3.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of these financial statements in accordance with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the amounts of revenues and expenses during the reporting periods. Actual amounts realized or paid could differ from those estimates.

Revenue Recognition

The Acquired Communities lease apartments under various lease terms typically ranging from six to 13 months and recognize rental income on an accrual basis when due from residents and tenants in accordance with GAAP. Rental payments are generally due on a monthly basis and recognized when earned.

Repairs and Maintenance

Expenditures for ordinary repair and maintenance costs are charged to expense as incurred. Expenditures for improvements, renovations, and replacements related to the acquisition and/or improvement of real estate assets are capitalized and depreciated over their estimated useful lives if the expenditures qualify as a betterment or the life of the related asset will be substantially extended beyond the original life expectancy.

ACQUIRED COMMUNITIES
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES - (Continued)

Advertising Costs

All advertising costs are expensed as incurred and reported on the accompanying combined statements of revenues and certain operating expenses within the line item Administrative and marketing. During the nine months ended September 30, 2015 and year ended December 31, 2014, total advertising expense was $0.6 million and $0.8 million, respectively.

4.	COMMITMENTS AND CONTINGENCIES

The Acquired Communities are subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Acquired Communities' results of operations.

5.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through December 17, 2015, the date the financial statements were issued.

UDR, INC.
INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements present the impact of the acquisition by UDR, Inc. (the "Company") of six Washington, DC area properties (the "Acquired Communities") from Home Properties, L.P., a New York limited partnership (“Home OP”), for a total purchase price of $901 million, which was comprised of $565 million of newly issued units of limited partnership interest ("DownREIT Units") in UDR Lighthouse DownREIT L.P. (the “DownREIT Partnership”) issued at $35 per unit (a total of 16.1 million units), the assumption of $89 million of historical debt, $221 million of reverse exchanges pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended ("Section 1031 Exchange"), and $26 million of cash. In addition, the Company issued approximately 13.9 million shares of its Series F Preferred Stock to former limited partners of Home OP, which had the right to subscribe for one share of Series F Preferred Stock for each DownREIT Unit issued in connection with the acquisition.
Of the six properties acquired from Home OP, four properties were acquired through the DownREIT Partnership, one property was acquired by United Dominion Realty, L.P., the operating partnership of the Company, through a reverse Section 1031 Exchange and one property was acquired by the Company through a reverse Section 1031 Exchange.

The unaudited pro forma consolidated balance sheet as of September 30, 2015 and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 are based upon the historical financial statements of the Company and the historical financial statements of the Acquired Communities.

The unaudited pro forma consolidated balance sheet as of September 30, 2015 has been prepared as if the acquisition had occurred on that date. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 have been prepared as if the acquisition had occurred on January 1, 2014. The unaudited pro forma consolidated statements of operations have also been prepared including certain other pro forma adjustments, as described in Note 3. Pro Forma Adjustments.

The following unaudited pro forma consolidated financial statements are qualified in their entirety by reference to and should be read in conjunction with: (i) the Company's unaudited historical consolidated financial statements set forth in its Quarterly Report on Form 10-Q as of and for the three and nine months ended September 30, 2015, as filed with the Securities and Exchange Commission (“SEC”) on October 27, 2015; (ii) the Company's audited historical consolidated financial statements set forth in its Annual Report on Form 10-K as of and for the year ended December 31, 2014, as filed with the SEC on February 24, 2015; and (iii) the Acquired Communities' statements of revenues and certain operation expenses set forth in this Current Report on Form 8-K/A.

The pro forma adjustments reflected in the unaudited pro forma consolidated financial statements are based upon currently available information and certain assumptions and estimates; therefore, the actual effects of these transactions will differ from the pro forma adjustments. However, the Company's management considers the applied estimates and assumptions to provide a reasonable basis for the presentation of the significant effects of certain transactions that are expected to have a continuing impact on the Company. In addition, the Company's management considers the pro forma adjustments to be factually supportable and to appropriately represent the expected impact of items that are directly attributable to the acquisition by the Company.

The unaudited pro forma consolidated statement of operations may not be indicative of the results that would have occurred if the acquisition had occurred on the dates indicated nor are they indicative of the future operating results of the Company.

UDR, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015
(unaudited, in thousands, except share and per share data)

	UDR, Inc. Historical (a)	Acquired Communities (b)		UDR, Inc. Pro Forma
ASSETS
Real estate owned:
Real estate held for investment	$8,162,463	$882,379	(c)	$9,044,842
Less: accumulated depreciation	(2,557,490)	—		(2,557,490)
Real estate held for investment, net	5,604,973	882,379		6,487,352
Real estate under development (net of accumulated depreciation of $0)	104,080	—		104,080
Real estate held for disposition (net of accumulated depreciation of $90,014 and $0)	116,420	—		116,420
Total real estate owned, net of accumulated depreciation	5,825,473	882,379		6,707,852
Cash and cash equivalents	1,321	(246,055)	(d)	—
		127,600	(e)
		117,896	(f)
		(762)	(g)
Restricted cash	23,722	—		23,722
Deferred financing costs, net	20,206	762	(g)	20,968
Notes receivable, net	15,494	—		15,494
Investment in and advances to unconsolidated joint ventures, net	921,925	—		921,925
Other assets	114,589	25,455	(c)	140,044
Total assets	$6,922,730	$907,275		$7,830,005

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,346,992	$96,486	(c)	$1,571,078
		127,600	(e)
Unsecured debt	2,166,242	117,896	(f)	2,284,138
Real estate taxes payable	32,326			32,326
Accrued interest payable	23,577			23,577
Security deposits and prepaid rent	33,879	1,996	(h)	35,875
Distributions payable	75,937	572	(i)	76,509
Accounts payable, accrued expenses, and other liabilities	56,401	542	(c)	56,943
Total liabilities	3,735,354	345,092		4,080,446
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership and DownREIT Partnership	312,158	564,212	(j)	868,595
		(7,203)	(k)
		(572)	(i)
Equity:
Preferred stock, no par value:
8.00% Series E Cumulative Convertible; 50,000,000 shares authorized; 2,796,903 and 2,803,812 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	46,457	—		46,457
Series F; 20,000,000 shares authorized; 16,452,496 and 2,464,183 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	—	1	(l)	1
Common stock, $0.01 par value; 350,000,000 shares authorized:
262,015,237 and 255,114,603 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	2,620	—		2,620
Additional paid-in capital	4,449,555	—		4,449,555

UDR, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015
(unaudited, in thousands, except share and per share data)

Distributions in excess of net income	(1,610,086)	(1,458)	(m)	(1,604,341)
		7,203	(k)
Accumulated other comprehensive income/(loss), net	(14,187)	—		(14,187)
Total stockholders’ equity	2,874,359	5,746		2,880,105
Noncontrolling interests	859	—		859
Total equity	2,875,218	5,746		2,880,964
Total liabilities and equity	$6,922,730	$907,275		$7,830,005
See accompanying notes to pro forma consolidated financial statements

UDR, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(unaudited, in thousands, except per share data)

	UDR, Inc. Historical (a)	Acquired Communities Historical (b)	Other Pro Forma Adjustments		UDR, Inc. Pro Forma
REVENUES:
Rental income	$637,576	$47,926	$—		$685,502
Joint venture management and other fees	19,457	—	—		19,457
Total revenues	657,033	47,926	—		704,959
OPERATING EXPENSES:
Property operating and maintenance	113,922	10,164	—		124,086
Real estate taxes and insurance	76,082	6,073	—		82,155
Property management	17,533	—	1,318	(c)	18,851
Other operating expenses	6,174	—	—		6,174
Real estate depreciation and amortization	269,689	—	32,887	(d)	302,608
			32	(e)
General and administrative	41,697	—	(1,318)	(c)	40,379
Casualty-related (recoveries)/charges, net	2,380	—	—		2,380
Other depreciation and amortization	4,780	—	—		4,780
Total operating expenses	532,257	16,237	32,919		581,413
Operating income	124,776	31,689	(32,919)		123,546
Income/(loss) from unconsolidated entities	61,277	—	—		61,277
Interest expense	(88,705)	—	(6,367)	(f)	(95,139)
			(58)	(g)
			1,043	(h)
			(1,052)	(i)
Interest income and other income/(expense), net	1,144	—	—		1,144
Income/(loss) before income taxes and gain/(loss) on sale of real estate owned	98,492	31,689	(39,353)		90,828
Tax benefit/(expense), net	2,462	—	—		2,462
Income/(loss) before gain/(loss) on sale of real estate owned	100,954	31,689	(39,353)		93,290
Gain/(loss) on sale of real estate owned, net of tax	79,042	—	—		79,042
Net income/(loss)	179,996	31,689	(39,353)		172,332
Net (income)/loss attributable to redeemable noncontrolling interests in the Operating Partnership	(6,022)	—	(9,281)	(j)	(15,303)
Net (income)/loss attributable to noncontrolling interests	(6)	—	—		(6)
Net income/(loss) attributable to UDR, Inc.	173,968	31,689	(48,634)		157,023
Distributions to preferred stockholders — Series E (Convertible)	(2,792)	—	—		(2,792)
Net income/(loss) attributable to common stockholders	$171,176	$31,689	$(48,634)		$154,231

Net income/(loss) attributable to common stockholders - basic	$0.66				$0.60
Net income/(loss) attributable to common stockholders - diluted	$0.66				$0.59

Common distributions declared per share	0.8325				0.8325
Weighted average number of common shares outstanding - basic	257,940				257,940
Weighted average number of common shares outstanding - diluted	260,020				260,020
See accompanying notes to pro forma consolidated financial statements

UDR, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(unaudited, in thousands, except per share data)

	UDR, Inc. Historical (a)	Acquired Communities Historical (b)	Other Pro Forma Adjustments		UDR, Inc. Pro Forma
REVENUES:
Rental income	$805,002	$58,699	$542	(k)	$864,243
Joint venture management and other fees	13,044	—	—		13,044
Total revenues	818,046	58,699	542		877,287
OPERATING EXPENSES:
Property operating and maintenance	149,428	13,333	—		162,761
Real estate taxes and insurance	99,175	7,588	—		106,763
Property management	22,138	—	1,629	(c)	23,767
Other operating expenses	8,271	—	—		8,271
Real estate depreciation and amortization	358,154	—	43,849	(d)	427,140
			25,137	(e)
General and administrative	47,800	—	(1,629)	(c)	46,171
Casualty-related (recoveries)/charges, net	541	—	—		541
Other depreciation and amortization	5,775	—	—		5,775
Total operating expenses	691,282	20,921	68,986		781,189
Operating income	126,764	37,778	(68,444)		96,098
Income/(loss) from unconsolidated entities	(7,006)	—	—		(7,006)
Interest expense	(130,454)	—	(8,589)	(f)	(139,015)
			(77)	(g)
			1,390	(h)
			(1,285)	(i)
Interest income and other income/(expense), net	11,858	—	—		11,858
Income/(loss) before income taxes, discontinued operations, and gain/(loss) on sale of real estate owned	1,162	37,778	(77,005)		(38,065)
Tax benefit/(expense), net	15,098	—	—		15,098
Income/(loss) before gain/(loss) on sale of real estate owned	16,260	37,778	(77,005)		(22,967)
Gain/(loss) on sale of real estate owned, net of tax	143,572	—	—		143,572
Net income/(loss)	159,832	37,778	(77,005)		120,605
Net (income)/loss attributable to redeemable noncontrolling interests in the Operating Partnership	(5,511)	—	(5,498)	(j)	(11,009)
Net (income)/loss attributable to noncontrolling interests	3	—	—		3
Net income/(loss) attributable to UDR, Inc.	154,324	37,778	(82,503)		109,599
Distributions to preferred stockholders — Series E (Convertible)	(3,724)	—	—		(3,724)
Net income/(loss) attributable to common stockholders	$150,600	$37,778	$(82,503)		$105,875

Net income/(loss) attributable to common stockholders - basic	$0.60				$0.42
Net income/(loss) attributable to common stockholders - diluted	$0.59				$0.42

Weighted average number of common shares outstanding - basic	251,528				251,528
Weighted average number of common shares outstanding - diluted	253,445				253,445
See accompanying notes to pro forma consolidated financial statements

UDR, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of the Company and the the historical financial statements of the Acquired Communities.

The Company has utilized the historical combined financial statements of the Acquired Communities as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

The pro forma consolidated financial statements present the impact of the Acquired Communities, as described in the introduction to the pro forma financial statements, on the Company's financial position and results of operations.

2.	PRELIMINARY PURCHASE PRICE ALLOCATION

The Company has performed a preliminary valuation analysis of the fair market value of the Acquired Communities' assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the acquisition date (in thousands):

Assets:
Land	$173,924
Buildings	708,455
Intangible assets	25,455
Total assets	907,834
Liabilities:
Secured debt	(96,486)
Below-market in-place leases	(542)
Total liabilities	(97,028)
Total assets acquired less liabilities assumed	$810,806

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma balance sheet and income statement. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments.

3.	PRO FORMA ADJUSTMENTS

Consolidated Balance Sheet

(a) Reflects the historical consolidated balance sheet of the Company as of September 30, 2015 as presented in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

(b) Reflects the impact of the acquisition of the Acquired Communities as if it had occurred on September 30, 2015.

(c) Reflects the acquired assets and liabilities at the fair values disclosed in Note 2 above.

(d) Reflects cash paid by the Company as consideration for the Acquired Communities. The total amount paid consists of $220.6 million of reverse Section 1031 Exchanges and $25.5 million of cash.

(e) Reflects the secured mortgage debt taken out on Newport Village, one of the Acquired Communities, in connection with the acquisition of the Acquired Communities.

(f) Reflects borrowings under the Company's unsecured credit facility to fund a portion of the purchase price for the Acquired Communities.

(g) Reflects cash paid and deferred for finance costs related to the secured mortgage described above in adjustment (e).

UDR, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS

(h) Reflects the security deposits and prepaid rent of the Acquired Communities received by the Company.

(i) Reflects distributions payable due to the issuance of DownREIT Units.

(j) Reflects the interests of the Acquired Communities held by noncontrolling interest holders of the DownREIT Partnership.

(k) Reflects the mark-to-market adjustment to redeemable noncontrolling interests in the DownREIT Partnership as a result of issuance of the DownREIT Units.

(l) Reflects the impact of the issuance of 13.9 million shares of Series F Preferred Stock to former limited partners of Home OP in connection with the acquisition of the Acquired Communities.

(m) Reflects the incremental costs related to the acquisition of the Acquired Communities. Total acquisition costs were $1.9 million, of which $0.4 million were accrued prior to September 30, 2015 and are reflected in the Company's historical amounts.

Consolidated Statements of Operations

(a) Reflects the historical consolidated statements of operations of the Company for the nine months ended September 30, 2015 and the year ended December 31, 2014 as presented in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and its Annual Report on Form 10-K for the year ended December 31, 2014, respectively.

(b) Reflects the historical operations of the Acquired Communities as presented in the accompanying combined statements of revenues and certain operating expenses.

(c) Reflects the property management fees related to the Acquired Communities, which is calculated as 2.75% of the Acquired Communities' revenues.

(d) Reflects the depreciation expense on the Acquired Communities based on the fair value disclosed above in Note 2.

(e) Reflects the amortization expense on the acquired leases-in-place intangible asset based on the fair value disclosed above in Note 2.

(f) Reflects the additional interest expense incurred on debt issued in connection with the transaction, as described above in adjustment (e) to the Consolidated Balance Sheet.

(g) Reflects the amortization of the deferred financing costs related to issuance of the debt above in adjustment (f).

(h) Reflects the amortization of the fair value value adjustment to record debt assumed by the Company as part of the acquisition at the fair value disclosed above in Note 2.

(i) Reflects the interest expense incurred on the borrowings under the unsecured credit facility, as described above in adjustment (f) to the Consolidated Balance Sheet, assuming the facility's weighted average interest rate of 1.19% for the nine months ended September 30, 2015 and 1.09% for the year ended December 31, 2014.

(j) Reflects the net income/(loss) attributable to redeemable noncontrolling interests in the DownREIT Partnership.

(k) Reflects the amortization of below-market in-place leases.